EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal executive officer and a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Elise L. Jordan, with full power of substitution and resubstitution, his true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such officer and Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorney-in-fact and agent, or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June, 2015.

/s/ David J. Bronczek
David J. Bronczek

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Christine K. Hart, a Notary Public in and for said County, in the aforesaid State, do hereby certify that David J. Bronczek, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Christine K. Hart
Notary Public

My Commission Expires:

April 8, 2018

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and Elise L. Jordan, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of June, 2015.

/s/ T. Michael Glenn
T. Michael Glenn

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that T. Michael Glenn, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt
Notary Public

My Commission Expires:

            12-18-2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and Elise L. Jordan, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June, 2015.

/s/ Alan B. Graf, Jr.
Alan B. Graf, Jr.

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt
Notary Public

My Commission Expires:

            12-18-2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and Elise L. Jordan, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June, 2015.

/s/ Robert B. Carter
Robert B. Carter

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Robert B. Carter, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt
Notary Public

My Commission Expires:

            12-18-2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and Elise L. Jordan, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June, 2015.

/s/ David L. Cunningham, Jr.
David L. Cunningham, Jr.

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Christine K. Hart, a Notary Public in and for said County, in the aforesaid State, do hereby certify that David L. Cunningham, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Christine K. Hart
Notary Public

My Commission Expires:

April 8, 2018

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and Elise L. Jordan, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 2015.

/s/ Frederick W. Smith
Frederick W. Smith

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Virginia Wester, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Virginia Wester
Notary Public

My Commission Expires:

            7-18-18

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal financial officer of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, with full power of substitution and resubstitution, her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorney-in-fact and agent, or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June, 2015.

/s/ Elise L. Jordan
Elise L. Jordan

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Christine K. Hart, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Elise L. Jordan, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ Christine K. Hart
Notary Public

My Commission Expires:

April 8, 2018

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and Elise L. Jordan, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June, 2015.

/s/ Christine P. Richards
Christine P. Richards

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Christine P. Richards, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt
Notary Public

My Commission Expires:

            12-18-2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and Elise L. Jordan, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June, 2015.

/s/ James R. Parker
James R. Parker

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Christine K. Hart, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James R. Parker, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Christine K. Hart
Notary Public

My Commission Expires:

April 8, 2018